UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2018

Hostess Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-37540	47-4168492
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

	1 East Armour Boulevard, Kansas City, Missouri	64111
	(Address of principal executive offices)	(Zip Code)
(816) 701-4600
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 7, 2018, Hostess Brands, Inc. (the “Company”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals and cast their votes as follows.

Proposal 1: Election of Directors

The stockholders voted for both of management’s nominees for election as Class II directors to serve for a term that shall expire at the 2021 Annual Meeting of Stockholders. The results of the vote taken were as follows:

Nominee	For	Withheld	Broker Non-Vote
Jerry D. Kaminski	83,859,760	33,755,218	5,617,059
Craig D. Steeneck	84,472,335	33,142,643	5,617,059

Proposal 2: Say-on-Pay

The stockholders voted, on an advisory basis, to approve the compensation paid to the Company’s named executive officers for 2017. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
116,363,569	1,242,384	9,025	5,617,059

Proposal 3: Frequency of Advisory Say-On-Pay Votes

The stockholders voted, on an advisory basis, to conduct an advisory vote on the compensation paid to the Company’s named executive officers every year. The results of the vote taken were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Vote
116,419,943	7,103	1,181,052	6,880	5,617,059

The Company has determined, as was recommended with respect to this proposal by the Board of Directors in the Company’s proxy statement for the Annual Meeting, to conduct an advisory vote on the compensation paid to the Company’s named executive officers every year until the occurrence of the next advisory vote on the frequency of such advisory say-on-pay votes. The next advisory vote on the frequency of advisory say-on-pay votes is required to occur no later than the Company’s 2024 Annual Meeting of Stockholders.

Proposal 4: Ratification of Appointment of Independent Auditor

The stockholders ratified the selection, by the Audit Committee of the Board of Directors, of KPMG LLP, an independent registered public accounting firm, as auditors of the Company for the fiscal year ending December 31, 2018. The results of the vote taken were as follows:

For	Against	Abstain	Broker Non-Vote
121,055,358	2,165,470	11,209	Not applicable

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSTESS BRANDS, INC.

Date: June 12, 2018	By:	/s/ Thomas Peterson
	Name:	Thomas Peterson
	Title:	Executive Vice President, Chief Financial Officer